UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 18, 2006

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On September 18, 2006, the Board of Directors of Hormel Foods Corporation (the “Company”) approved amendments and restatements of the Company’s Supplemental Executive Retirement Plan, Nonemployee Director Deferred Stock Plan, Executive Deferred Income Plan II, and Survivor Income Plan for Executives.

The Supplemental Executive Retirement Plan (SERP) was first effective on January 1, 1976, and has undergone various amendments since that time in accordance with the plan provisions.  The SERP provides supplemental retirement benefits to a select group of management or highly compensated employees who are also participants in the Company’s tax qualified, defined benefit, pension plan.  The SERP was amended and restated to comply with Section 409A of the Internal Revenue Code, and to take advantage of certain benefit savings opportunities.  A copy of the plan is attached hereto as Exhibit 10.1.

The Nonemployee Director Deferred Stock Plan was first effective on August 4, 1999, and previously restated effective November 24, 2003.  The plan provides an opportunity for nonemployee members of the Board of Directors to increase their ownership of common stock, and thereby align their interest in the long-term success of the Company with that of the other stockholders of the Company.  The plan was amended and restated to comply with Section 409A of the Internal Revenue Code.  A copy of the plan is attached hereto as Exhibit 10.2.

The Executive Deferred Income Plan II was first effective on November 1, 1992, and previously restated effective November 1, 2002.  The plan is a nonqualified, unfunded deferred compensation plan, which provides specified benefits to a select group of management or highly compensated employees who contribute materially to the continued growth, development and future business success of the Company.  The plan was amended and restated to comply with Section 409A of the Internal Revenue Code.  A copy of the plan is attached hereto as Exhibit 10.3.

The Survivor Income Plan for Executives (SIPE) was first effective on December 31, 1984, and has undergone various amendments since that time in accordance with the Plan provisions.  The Plan is offered to a select group of management or highly compensated employees, and provides benefits to their spouse, eligible dependent children, or other beneficiaries upon their death.  The SIPE was amended and restated to comply with Section 409A of the Internal Revenue Code, and to take advantage of certain benefit savings opportunities.  The fourth amendment of the plan is attached hereto as Exhibit 10.4.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits furnished pursuant to Item 1.01

10.1               Hormel Foods Corporation Supplemental Executive Retirement Plan (2005 Restatement)

10.2               Hormel Foods Corporation Nonemployee Director Deferred Stock Plan (Plan Adopted October 4, 1999; Amended and Restated September 18, 2006)

10.3               Hormel Foods Corporation Executive Deferred Income Plan II (2005 Restatement)

10.4               Fourth Amendment of Hormel Survivor Income Plan for Executives (1993 Restatement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated:	September 22, 2006	By	/s/M. J. McCOY
M. J. McCOY
Executive Vice President
and Chief Financial Officer

Dated:	September 22, 2006	By	/s/J. N. SHEEHAN
J. N. SHEEHAN
Vice President and Controller